UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10521

Name of Fund: BlackRock Corporate High Yield Fund V, Inc. (HYV)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Corporate High Yield Fund V, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2008

Date of reporting period: 09/01/2007 – 08/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

AUGUST 31, 2008

BlackRock Corporate High Yield Fund V, Inc. (HYV)

BlackRock Corporate High Yield Fund VI, Inc. (HYT)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	AUGUST 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous year for investors, marked by almost daily headlines related to the beleaguered housing market, rising food and energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone shortly after the close of this reporting period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has been aggressive in its attempts to restore order in financial markets. Key moves included slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008 and providing numerous cash injections and lending programs. As the credit crisis took an extreme turn for the worse in September, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though the recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility (steep declines and quick recoveries), generally posting losses for the current reporting period. Small-cap stocks fared significantly better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.83% by period-end when credit fears resurfaced. Tax-exempt issues posted positive returns, but problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. Economic and financial market distress also dampened the performance of high yield issues, which were very volatile due to the macro factors noted above.

Overall, severe market instability resulted in mixed results for the major benchmark indexes:

Total returns as of August 31, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(2.57)%	(11.14)%
Small cap U.S. equities (Russell 2000 Index)	8.53	(5.48)
International equities (MSCI Europe, Australasia, Far East Index)	(10.18)	(14.41)
Fixed income (Lehman Brothers U.S. Aggregate Index)	0.18	5.86
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	5.12	4.48
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	0.74	(0.66)
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2008	BlackRock Corporate High Yield Fund V, Inc.
Investment Objective

BlackRock Corporate High Yield Fund V, Inc. (HYV) (the “Fund”) seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Corp. (“S&P”)) or are unrated securities of comparable quality.

Performance

For the 12 months ended August 31, 2008, the Fund returned (7.78)% based on market price and (3.99)% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (14.03)% on a NAV basis. All returns reflect reinvestment of dividends. Amid considerable volatility in credit markets, the Fund’s relative performance was aided by conservative positioning, with higher-than-normal credit quality, defensive sector positioning, an allocation to bank loans, and higher-than-normal cash and cash equivalent balances. The Fund had much lower leverage (19% as of August 31, 2008) than most of its peers, which also benefited results. The Fund’s discount to NAV, which widened modestly during the period, accounts for the difference between performance based on price and performance based on NAV. Economic and financial market distress also dampened the performance of high yield issues, which were highly volatile due to the macro factors noted above.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	HYV
Initial Offering Date	November 30, 2001
Yield on Closing Market Price as of August 31, 2008 ($10.15)[1]	11.82%
Current Monthly Distribution per share of Common Shares[2]	$0.10
Current Annualized Distribution per share of Common Shares[2]	$1.20
Leverage as of August 31, 2008[3]	19%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	The distribution is not constant and is subject to change.
3	As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	8/31/08	8/31/07	Change	High	Low
Market Price	$10.15	$12.24	(17.08)%	$12.85	$9.95
Net Asset Value	$11.94	$13.83	(13.67)%	$14.32	$11.88

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

Asset Mix	8/31/08	8/31/07
Corporate Bonds	83%	94%
Floating Rate Loan Interests	14	3
Common Stocks	2	2
Preferred Securities	1	1

Credit Quality Allocations[4]

Credit Rating	8/31/08	8/31/07
A/A	1%	1%
BBB/Baa	4	2
BB/Ba	26	23
B/B	54	55
CCC/Caa	13	18
Not Rated	2	1
4	Using the higher of S&P’s or Moody’s ratings.

4	ANNUAL REPORT	AUGUST 31, 2008

Fund Summary as of August 31, 2008	BlackRock Corporate High Yield Fund VI, Inc.
Investment Objective

BlackRock Corporate High Yield Fund VI, Inc. (HYT) (the “Fund”) seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by S&P) or are unrated securities of comparable quality.

Performance

For the 12 months ended August 31, 2008, the Fund returned (7.24)% based on market price and (4.30)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (14.03)% on a NAV basis. All returns reflect reinvestment of dividends. Amid considerable volatility in credit markets, the Fund’s relative performance was aided by conservative positioning, with higher-than-normal credit quality, defensive sector positioning, an allocation to bank loans, and higher-than-normal cash and cash equivalent balances. The Fund had much lower leverage (21% as of August 31, 2008) than most of its peers, which also benefited results. The Fund’s discount to NAV, which widened modestly during the period, accounts for the difference between performance based on price and performance based on NAV. Economic and financial market distress also dampened the performance of high yield issues, which were highly volatile due to the macro factors noted above.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	HYT
Initial Offering Date	May 30, 2003
Yield on Closing Market Price as of August 31, 2008 ($10.14)[1]	11.83%
Current Monthly Distribution per share of Common Shares[2]	$0.10
Current Annualized Distribution per share of Common Shares[2]	$1.20
Leverage as of August 31, 2008[3]	21%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	The distribution is not constant and is subject to change.
3	As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	8/31/08	8/31/07	Change	High	Low
Market Price	$10.14	$12.15	(16.54)%	$12.89	$9.97
Net Asset Value	$11.89	$13.81	(13.90)%	$14.30	$11.83

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

Asset Mix	8/31/08	8/31/07
Corporate Bonds	83%	94%
Floating Rate Loan Interests	14	3
Common Stocks	2	2
Preferred Securities	1	1

Credit Quality Allocations[4]

Credit Rating	8/31/08	8/31/07
BBB/Baa	5%	3%
BB/Ba	26	23
B/B	54	55
CCC/Caa	13	18
Not Rated	2	1
4	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2008	5

The Benefits and Risks of Leveraging

The Funds may utilize leverage through credit facility borrowings or issuance of short-term debt securities. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental yield.

Leverage creates risks for shareholders including the likelihood of greater NAV and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings may reduce each Fund’s yield and negatively impact its NAV and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced.

Under the Investment Company Act of 1940, the Funds are permitted to borrow through a credit facility and the issuance of short-term debt securities up to 33 1/3% of total managed assets. As of August 31, 2008, the Funds had outstanding leverage from credit facility borrowings as a percentage of total managed assets as follows:

Percent of
Leverage
BlackRock Corporate High Yield Fund V, Inc.	19%
BlackRock Corporate High Yield Fund VI, Inc.	21%

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

6	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments August 31, 2008	BlackRock Corporate High Yield Fund V, Inc.
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Aerospace & Defense — 2.7%
Alliant Techsystems, Inc., 2.75%, 9/15/11 (a)(b)	USD 2,872	$3,500,250
DRS Technologies, Inc., 6.875%, 11/01/13	2,100	2,126,250
Esterline Technologies Corp., 7.75%, 6/15/13	1,500	1,500,000
Hawker Beechcraft Acquisitions Co. LLC,
8.875%, 4/01/15 (c)	365	363,175
L-3 Communications Holdings, Inc., 3%, 8/01/35 (b)	2,120	2,498,950
TransDigm, Inc., 7.75%, 7/15/14	700	680,750
		10,669,375
Airlines — 0.1%
Continental Airlines, Inc.:
Series 1997-4-B, 6.90%, 7/02/18	156	131,390
Series 1998-1-C, 6.541%, 9/15/09	32	31,690
Series 2001-1-C, 7.033%, 12/15/12	461	368,643
		531,723
Auto Components — 1.8%
Allison Transmission, Inc. (a):
11%, 11/01/15	905	832,600
11.25%, 11/01/15 (c)	2,640	2,323,200
The Goodyear Tire & Rubber Co.:
7.857%, 8/15/11	1,290	1,296,450
8.625%, 12/01/11	1,597	1,644,910
Lear Corp., 8.75%, 12/01/16	1,325	997,062
		7,094,222
Automobiles — 0.4%
Ford Capital BV, 9.50%, 6/01/10	1,095	911,587
Ford Motor Co., 8.90%, 1/15/32	1,100	583,000
		1,494,587
Building Products — 1.1%
Momentive Performance Materials, Inc.,
11.50%, 12/01/16	2,895	2,258,100
Ply Gem Industries, Inc., 11.75%, 6/15/13 (a)	2,080	1,892,800
		4,150,900
Capital Markets — 0.6%
E*Trade Financial Corp., 12.50%, 11/30/17 (a)	2,240	2,396,800
Chemicals — 2.0%
American Pacific Corp., 9%, 2/01/15	1,300	1,261,000
Hexion U.S. Finance Corp.:
7.304%, 11/15/14 (d)	950	724,375
9.75%, 11/15/14	800	666,000
Innophos, Inc., 8.875%, 8/15/14	1,185	1,214,625
Key Plastics LLC, 11.75%, 3/15/13 (a)	675	236,250
MacDermid, Inc., 9.50%, 4/15/17 (a)	2,500	2,287,500
Nalco Finance Holdings, Inc., 10.086%, 2/01/14 (e)	1,077	969,300
Terra Capital, Inc. Series B, 7%, 2/01/17	415	403,588
		7,762,638
Commercial Services & Supplies — 4.1%
Aramark Corp., 8.50%, 2/01/15	300	302,250
Corrections Corp. of America, 7.50%, 5/01/11	4,425	4,458,188
DI Finance Series B, 9.50%, 2/15/13	406	402,955
Sally Holdings LLC:
9.25%, 11/15/14	315	318,544
10.50%, 11/15/16	1,105	1,110,525
US Investigations Services, Inc., 10.50%,
11/01/15 (a)	1,000	890,000
Waste Services, Inc., 9.50%, 4/15/14	4,425	4,469,250
West Corp.:
9.50%, 10/15/14	1,000	852,500
11%, 10/15/16	4,220	3,302,150
		16,106,362
Communications Equipment — 0.4%
Nortel Networks Ltd., 7.041%, 7/15/11 (d)	1,765	1,637,037
Construction & Engineering — 0.6%
Dycom Industries, Inc., 8.125%, 10/15/15	2,625	2,454,375
Construction Materials — 1.5%
Nortek Holdings, Inc., 10%, 12/01/13 (a)	5,160	4,824,600
Texas Industries, Inc., 7.25%, 7/15/13	1,160	1,084,600
		5,909,200
Containers & Packaging — 4.0%
Berry Plastics Holding Corp., 6.651%, 9/15/14 (d)	2,530	1,897,500
Graphic Packaging International Corp.:
8.50%, 8/15/11	1,825	1,797,625
9.50%, 8/15/13	945	888,300
Impress Holdings BV, 5.916%, 9/15/13 (a)(d)	620	558,000
Owens-Brockway Glass Container, Inc.,
8.25%, 5/15/13	1,500	1,545,000
Packaging Dynamics Finance Corp., 10%, 5/01/16 (a)	2,020	1,363,500
Pregis Corp., 12.375%, 10/15/13	1,765	1,685,575
Rock-Tenn Co., 8.20%, 8/15/11	2,950	3,023,750
Smurfit-Stone Container Enterprises, Inc.,
8%, 3/15/17	3,520	2,816,000
		15,575,250
Diversified Consumer Services — 1.0%
Service Corp. International, 7%, 6/15/17	4,425	4,126,313
Diversified Financial Services — 3.0%
Axcan Intermediate Holdings, Inc., 12.75%,
3/01/16 (a)	770	773,850
FCE Bank Plc, 7.125%, 1/16/12	EUR 3,700	4,527,339
Ford Motor Credit Co. LLC:
5.538%, 1/13/12 (d)	USD 625	461,441
7.80%, 6/01/12	300	222,799
GMAC LLC:
7.25%, 3/02/11	900	600,509
5.011%, 12/01/14 (d)	2,125	1,115,937
6.75%, 12/01/14	1,985	1,077,787
8%, 11/01/31	2,200	1,186,568
Leucadia National Corp., 8.125%, 9/15/15	2,000	2,012,500
		11,978,730
Diversified Telecommunication Services — 3.3%
Broadview Networks Holdings, Inc.,
11.375%, 9/01/12	1,400	1,204,000
Cincinnati Bell, Inc., 7.25%, 7/15/13	385	370,081
Qwest Communications International, Inc.,
7.50%, 2/15/14	4,845	4,408,950
Qwest Corp.:
6.026%, 6/15/13 (d)	2,150	1,988,750
7.625%, 6/15/15	850	788,375
Windstream Corp., 8.125%, 8/01/13	4,400	4,356,000
		13,116,156

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	7

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc.
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Electric Utilities — 1.8%
Edison Mission Energy, 7.50%, 6/15/13	USD 2,750	$2,756,875
NSG Holdings LLC, 7.75%, 12/15/25 (a)	1,530	1,468,800
Tenaska Alabama Partners LP, 7%, 6/30/21 (a)	2,900	2,727,302
		6,952,977
Electrical Equipment — 0.4%
Coleman Cable, Inc., 9.875%, 10/01/12	1,525	1,418,250
UCAR Finance, Inc., 10.25%, 2/15/12	183	188,490
		1,606,740
Electronic Equipment & Instruments — 0.9%
NXP BV, 5.541%, 10/15/13 (d)	1,995	1,551,112
Sanmina-SCI Corp.:
6.75%, 3/01/13	255	230,138
8.125%, 3/01/16	2,070	1,868,175
		3,649,425
Energy Equipment & Services — 0.5%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15	305	303,475
7.75%, 5/15/17	470	467,650
North American Energy Partners, Inc.,
8.75%, 12/01/11	1,060	1,054,700
		1,825,825
Food & Staples Retailing — 0.5%
AmeriQual Group LLC, 9%, 4/01/12 (a)	1,225	796,250
Rite Aid Corp., 7.50%, 3/01/17	1,615	1,340,450
		2,136,700
Food Products — 0.6%
Del Monte Corp., 8.625%, 12/15/12	2,423	2,447,230
Gas Utilities — 0.5%
El Paso Performance-Linked Trust, 7.75%, 7/15/11 (a)	1,955	1,976,501
Health Care Equipment & Supplies — 2.7%
Biomet, Inc.:
10.375%, 10/15/17 (c)	400	422,000
11.625%, 10/15/17	400	420,500
Catalent Pharma Solutions, Inc., 9.50%,
4/15/15 (c)	1,500	1,252,500
DJO Finance LLC, 10.875%, 11/15/14	7,500	7,518,750
Hologic, Inc., 2%, 12/15/37 (b)	1,285	1,048,881
		10,662,631
Health Care Providers & Services — 3.1%
Community Health Systems, Inc.,
8.875%, 7/15/15	720	727,200
Omnicare, Inc., 6.75%, 12/15/13	1,075	1,007,812
Tenet Healthcare Corp.:
6.375%, 12/01/11	410	395,650
6.50%, 6/01/12	6,420	6,211,350
United Surgical Partners International, Inc.,
8.875%, 5/01/17	1,056	908,160
Vanguard Health Holding Co. II, LLC, 9%, 10/01/14	2,950	2,898,375
		12,148,547
Hotels, Restaurants & Leisure — 6.7%
American Real Estate Partners LP,
7.125%, 2/15/13	4,065	3,551,794
Caesars Entertainment, Inc., 7.875%, 3/15/10	2,075	1,768,938
Galaxy Entertainment Finance Co. Ltd. (a):
8.133%, 12/15/10 (d)	425	408,000
9.875%, 12/15/12	850	799,000
Gaylord Entertainment Co., 8%, 11/15/13	595	545,912
Great Canadian Gaming Corp., 7.25%, 2/15/15 (a)	2,970	2,799,225
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(f)(g)	832	628,160
Harrah’s Operating Co., Inc., 10.75%, 2/01/18 (a)(c)	4,810	2,841,037
Inn of the Mountain Gods Resort & Casino,
12%, 11/15/10	2,450	1,745,625
Landry’s Restaurants, Inc., 9.50%, 12/15/14	355	351,450
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14 (a)	1,855	1,544,287
Penn National Gaming, Inc., 6.875%, 12/01/11	2,950	2,802,500
San Pasqual Casino, 8%, 9/15/13 (a)	1,525	1,387,750
Shingle Springs Tribal Gaming Authority,
9.375%, 6/15/15 (a)	490	398,125
Station Casinos, Inc., 7.75%, 8/15/16	2,400	1,620,000
Travelport LLC, 7.436%, 9/01/14 (d)	520	409,500
Tropicana Entertainment LLC,
9.625%, 12/15/14 (f)(g)	475	152,000
Virgin River Casino Corp., 9%, 1/15/12	1,435	1,008,088
Wynn Las Vegas LLC, 6.625%, 12/01/14	1,850	1,685,813
		26,447,204
Household Durables — 0.8%
American Greetings Corp., 7.375%, 6/01/16	1,525	1,448,750
Jarden Corp., 7.50%, 5/01/17	1,490	1,326,100
The Yankee Candle Co., Inc., 9.75%, 2/15/17	290	184,150
		2,959,000
IT Services — 1.3%
First Data Corp., 9.875%, 9/24/15 (a)	1,940	1,673,250
SunGard Data Systems, Inc., 9.125%, 8/15/13	3,550	3,603,250
		5,276,500
Independent Power Producers &
Energy Traders — 3.4%
The AES Corp., 8.75%, 5/15/13 (a)(h)	1,210	1,252,350
Energy Future Holding Corp., 11.25%,
11/01/17 (a)(c)	5,200	5,122,000
NRG Energy, Inc.:
7.25%, 2/01/14	2,325	2,293,031
7.375%, 2/01/16	2,300	2,271,250
Texas Competitive Electric Holdings Co. LLC (a):
10.50%, 11/01/16 (c)	1,500	1,432,500
Series B, 10.25%, 11/01/15	1,140	1,137,150
		13,508,281
Industrial Conglomerates — 2.0%
Sequa Corp. (a):
11.75%, 12/01/15	3,750	3,300,000
13.50%, 12/01/15 (c)	4,910	4,001,904
		7,301,904
Insurance — 0.8%
Alliant Holdings I, Inc., 11%, 5/01/15 (a)	2,500	2,225,000
USI Holdings Corp., 6.679%, 11/15/14 (a)(d)	1,000	797,500
		3,022,500

See Notes to Financial Statements.

8	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc.
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Machinery — 1.0%
AGY Holding Corp., 11%, 11/15/14	USD 1,890	$1,757,700
Accuride Corp., 8.50%, 2/01/15	820	528,900
RBS Global, Inc., 8.875%, 9/01/16	825	769,313
Terex Corp., 8%, 11/15/17	1,080	1,066,500
		4,122,413
Marine — 1.3%
Horizon Lines, Inc., 4.25%, 8/15/12 (b)	530	435,263
Navios Maritime Holdings, Inc., 9.50%, 12/15/14	691	659,905
Teekay Shipping Corp., 8.875%, 7/15/11	3,750	3,895,313
		4,990,481
Media — 12.9%
Affinion Group, Inc., 10.125%, 10/15/13	2,065	2,034,025
Allbritton Communications Co., 7.75%, 12/15/12	2,650	2,371,750
Barrington Broadcasting Group LLC,
10.50%, 8/15/14	1,705	1,440,725
CMP Susquehanna Corp., 9.875%, 5/15/14	2,950	1,843,750
CSC Holdings, Inc. Series B, 7.625%, 4/01/11	3,400	3,417,000
Cablevision Systems Corp. Series B:
7.133%, 4/01/09 (d)	100	100,500
8%, 4/15/12	700	693,000
Cadmus Communications Corp., 8.375%, 6/15/14	2,400	1,860,000
Charter Communications Holdings I, LLC,
11%, 10/01/15	1,875	1,430,963
Charter Communications Holdings II, LLC,
10.25%, 9/15/10	5,420	5,203,200
Dex Media West LLC, 9.875%, 8/15/13	2,081	1,602,370
DirecTV Holdings LLC, 7.625%, 5/15/16 (a)	2,175	2,169,562
EchoStar DBS Corp.:
7%, 10/01/13	140	133,000
7.125%, 2/01/16	1,685	1,550,200
Harland Clarke Holdings Corp.:
7.554%, 5/15/15 (d)	510	359,550
9.50%, 5/15/15	620	486,700
Liberty Media Corp., 3.125%, 3/30/23 (b)	1,616	1,731,140
Mediacom LLC, 9.50%, 1/15/13	3,675	3,555,562
Network Communications, Inc., 10.75%, 12/01/13	35	25,156
Nielsen Finance LLC, 10%, 8/01/14	5,475	5,543,437
R.H. Donnelley Corp., 11.75%, 5/15/15 (a)	2,451	1,801,485
Rainbow National Services LLC, 10.375%,
9/01/14 (a)	1,912	2,033,890
Salem Communications Corp., 7.75%, 12/15/10 (h)	3,825	3,213,000
TL Acquisitions, Inc., 10.50%, 1/15/15 (a)	5,890	5,035,950
Virgin Media, Inc., 6.50%, 11/15/16 (a)(b)	625	573,438
Windstream Regatta Holdings, Inc., 11%,
12/01/17 (a)	1,052	610,160
		50,819,513
Metals & Mining — 5.2%
Aleris International, Inc.:
9%, 12/15/14 (c)	1,495	1,166,100
10%, 12/15/16	1,300	906,750
FMG Finance Property Ltd. (a):
10%, 9/01/13	790	845,300
10.625%, 9/01/16	1,910	2,139,200
Foundation PA Coal Co., 7.25%, 8/01/14	2,925	2,932,312
Freeport-McMoRan Copper & Gold, Inc.:
5.883%, 4/01/15 (d)	2,660	2,667,022
8.375%, 4/01/17	4,190	4,441,400
Novelis, Inc., 7.25%, 2/15/15	2,975	2,759,312
Ryerson, Inc. (a):
10.176%, 11/01/14 (d)	600	573,000
12%, 11/01/15	500	490,000
Steel Dynamics, Inc., 7.375%, 11/01/12	770	762,300
Vedanta Resources Plc, 9.50%, 7/18/18 (a)	950	948,667
		20,631,363
Multiline Retail — 0.5%
Neiman Marcus Group, Inc., 9%, 10/15/15 (c)	2,210	2,149,225
Oil, Gas & Consumable Fuels — 7.5%
Atlas Energy Resources LLC, 10.75%,
2/01/18 (a)	1,880	1,889,400
Berry Petroleum Co., 8.25%, 11/01/16	750	716,250
Chaparral Energy, Inc., 8.50%, 12/01/15	930	809,100
Chesapeake Energy Corp.:
7.25%, 12/15/18	3,700	3,607,500
2.25%, 12/15/38 (b)	1,200	1,125,000
Compton Petroleum Finance Corp.,
7.625%, 12/01/13	2,390	2,243,612
Connacher Oil and Gas Ltd., 10.25%, 12/15/15 (a)	1,965	2,028,862
Copano Energy LLC, 8.125%, 3/01/16	980	950,600
EXCO Resources, Inc., 7.25%, 1/15/11	4,150	4,108,500
Encore Acquisition Co., 6.25%, 4/15/14	3,000	2,685,000
Forest Oil Corp.:
7.25%, 6/15/19	1,800	1,656,000
7.25%, 6/15/19 (a)	1,570	1,444,400
OPTI Canada, Inc., 8.25%, 12/15/14	2,530	2,526,837
PetroHawk Energy Corp., 7.875%, 6/01/15 (a)	975	909,188
Sabine Pass LNG LP, 7.50%, 11/30/16	555	485,625
SandRidge Energy, Inc. (a):
8.625%, 4/01/15 (c)	1,100	1,064,250
8%, 6/01/18	1,475	1,382,813
		29,632,937
Paper & Forest Products — 4.9%
Abitibi-Consolidated, Inc.:
6.276%, 6/15/11 (d)	2,025	926,438
8.85%, 8/01/30	290	107,300
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (a)	1,533	1,230,596
Bowater, Inc., 5.776%, 3/15/10 (d)	4,075	3,341,500
Domtar Corp., 7.125%, 8/15/15	4,000	3,860,000
NewPage Corp.:
10%, 5/01/12	4,120	3,996,400
12%, 5/01/13	1,770	1,654,950
Norske Skog Canada Ltd. Series D, 8.625%, 6/15/11	1,315	1,076,656
Verso Paper Holdings LLC Series B:
6.551%, 8/01/14 (d)	420	373,800
9.125%, 8/01/14	2,710	2,547,400
		19,115,040
Personal Products — 0.5%
Chattem, Inc., 7%, 3/01/14	2,025	1,974,375
Pharmaceuticals — 0.5%
Angiotech Pharmaceuticals, Inc., 6.43%,
12/01/13 (d)	2,105	1,862,925
Real Estate Investment Trusts (REITs) — 0.3%
FelCor Lodging LP, 8.50%, 6/01/11	1,425	1,375,125

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	9

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc.
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Real Estate Management & Development — 1.9%
Forest City Enterprises, Inc., 7.625%, 6/01/15	USD 4,400	$3,960,000
Realogy Corp.:
10.50%, 4/15/14	1,900	1,121,000
11%, 4/15/14 (c)	2,340	1,099,800
12.375%, 4/15/15	2,385	1,097,100
		7,277,900
Semiconductors & Semiconductor
Equipment — 1.2%
Amkor Technology, Inc.:
7.75%, 5/15/13	410	384,375
9.25%, 6/01/16	1,255	1,211,075
Freescale Semiconductor, Inc.:
8.875%, 12/15/14	640	518,400
9.125%, 12/15/14 (c)	1,505	1,173,900
Spansion, Inc., 5.935%, 6/01/13 (a)(d)	1,800	1,251,000
		4,538,750
Software — 0.1%
BMS Holdings, Inc., 10.595%, 2/15/12 (a)(c)(d)	582	349,010
Specialty Retail — 3.3%
Asbury Automotive Group, Inc., 7.625%, 3/15/17	520	371,800
AutoNation, Inc.:
4.791%, 4/15/13 (d)	4,200	3,465,000
7%, 4/15/14	1,200	1,038,000
Buffets, Inc., 12.50%, 11/01/14 (f)(g)	970	9,700
General Nutrition Centers, Inc.:
7.199%, 3/15/14 (c)(d)	2,610	2,183,386
10.75%, 3/15/15	2,100	1,821,750
Group 1 Automotive, Inc., 2.25%, 6/15/36 (b)(e)	1,570	936,113
Michaels Stores, Inc.:
10%, 11/01/14	1,440	1,080,000
11.375%, 11/01/16	1,125	720,000
United Auto Group, Inc., 7.75%, 12/15/16	1,675	1,358,844
		12,984,593
Textiles, Apparel & Luxury Goods — 1.2%
Levi Strauss & Co., 8.875%, 4/01/16	2,925	2,515,500
Quiksilver, Inc., 6.875%, 4/15/15	2,600	2,086,500
		4,602,000
Wireless Telecommunication Services — 6.5%
Centennial Cellular Operating Co. LLC,
10.125%, 6/15/13 (h)	2,400	2,502,000
Centennial Communications Corp., 8.541%,
1/01/13 (d)	2,030	2,019,850
Cricket Communications, Inc.:
10.875%, 11/01/14	1,850	1,833,812
10%, 7/15/15 (a)	120	120,600
Digicel Group Ltd. (a):
8.875%, 1/15/15	1,710	1,605,348
9.125%, 1/15/15 (c)	2,987	2,699,501
FiberTower Corp., 9%, 11/15/12 (b)	1,000	660,000
iPCS, Inc., 4.926%, 5/01/13 (d)	920	816,500
MetroPCS Wireless, Inc., 9.25%, 11/01/14	4,705	4,663,831
Nordic Telephone Co. Holdings ApS, 8.875%,
5/01/16 (a)	3,550	3,416,875
Orascom Telecom Finance SCA, 7.875%,
2/08/14 (a)	365	334,413
Rural Cellular Corp., 8.25%, 3/15/12	1,365	1,421,306
Sprint Capital Corp., 7.625%, 1/30/11	3,380	3,380,000
		25,474,036
Total Corporate Bonds — 101.4%		398,825,319

Floating Rate Loan Interests
Auto Components — 0.7%
Allison Transmission Term Loan,
5.22% – 5.56%, 8/07/14	489	438,939
Dana Corp. Term Advance, 6.75%, 1/31/15	2,695	2,477,316
		2,916,255
Automobiles — 0.5%
Ford Motor Term Loan, 5.47%, 12/16/13	1,499	1,161,082
General Motors Corp. Secured Term Loan B,
5.163%, 11/29/13	1,197	883,694
		2,044,776
Building Products — 2.1%
Building Material Corp. of America Term Loan Advance,
5.438% – 5.563%, 2/24/14	748	641,829
CPG International, I Inc. Term Loan B, 7.85%, 2/28/11	4,600	4,508,000
Masonite International:
Canadian Term Loan, 4.63% – 5.046%, 4/05/13	1,944	1,655,504
U.S. Term Loan, 4.63% – 5.046%, 4/05/13	1,935	1,647,671
		8,453,004
Capital Markets — 0.2%
Marsico Parent Co., LLC Term Loan,
5.50% – 7%, 12/15/14	995	850,725
Chemicals — 1.7%
PQ Corp.:
First Lien Term Loan, 5.92% – 6.05%, 7/30/14	1,000	935,625
Second Lien Term Loan, 9.30%, 7/30/15	5,500	4,757,500
Wellman, Inc. Second Lien Term Loan, 11.989%,
2/10/10 (f)(g)	4,650	930,000
		6,623,125
Containers & Packaging — 0.2%
Berry Plastics Corp. Loan, 9.791%, 6/05/14 (c)	1,386	762,307
Diversified Telecommunication Services — 0.6%
Wind Telecomunicazione SpA Euro Facility Second
Lien, 10.92%, 11/26/14	EUR 1,500	2,200,076
Health Care Providers & Services — 1.1%
Community Health Systems, Inc. Term Loan,
4.882%, 7/25/14	USD 2,378	2,247,824
Rotech Healthcare, Inc. Term Loan,
9.135%, 9/26/11 (c)	2,435	2,045,266
		4,293,090
Hotels, Restaurants & Leisure — 0.7%
Travelport, Inc. Term Loan, 9.793%, 3/27/12 (c)	4,159	2,557,581

See Notes to Financial Statements.

10	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc.
(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests	(000)	Value
Household Products — 0.2%
Spectrum Brands, Inc.:
Dollar Term B Loan, 6.669% – 6.804%,
3/30/13	USD 734	$630,289
Letter of Credit, 2.314%, 3/30/13	37	31,834
		662,123
Independent Power Producers &
Energy Traders — 1.8%
Calpine Corp. First Priority Term Loan,
5.685%, 3/31/14	1,000	928,750
TXU Corp.:
Initial Tranche Term Loan B-1,
5.963% – 6.303%, 10/10/14	329	306,364
Initial Tranche Term Loan B-2,
5.963% – 6.303%, 10/10/14	744	693,716
Initial Tranche Term Loan B-3,
5.963% – 6.303%, 10/10/14	5,459	5,076,638
		7,005,468
Machinery — 0.8%
Navistar International Transportation Corp.:
Revolving Credit, 5.916%, 1/19/12	795	732,394
Term Loan, 6.229%, 1/19/12	2,185	2,012,931
Rexnord Corp. Loan, 9.676%, 3/01/13 (c)	604	483,187
		3,228,512
Media — 4.6%
Affinion Group Inc. Loan, 9.368%, 3/01/12	650	545,188
Catalina Marketing Group Senior Unsecured
Interim Loan, 7.533%, 10/01/15	4,000	3,480,000
Cengage Learning Acquisitions (Thomson
Learning), Tranche 1 Incremental Term Loan,
7.50%, 7/05/14	2,500	2,475,000
Education Media and Publishing:
Mezzanine, 6.464%, 11/14/14	8,793	7,034,551
Tranche A Term Loan, 6.464%, 6/12/14	3,735	3,352,027
New Vision Television Second Lien,
9.19%, 10/26/14	1,750	1,260,000
		18,146,766
Oil, Gas & Consumable Fuels — 0.8%
Turbo Beta Term Loan, 14.50%,
3/15/18 (i)	3,311	3,245,015
Paper & Forest Products — 0.5%
New Page Corp. Term Loan, 6.563%, 12/22/14	498	484,689
Verso Paper Holdings LLC Loan,
9.033%, 2/01/13	1,705	1,598,100
		2,082,789
Total Floating Rate Loan Interests — 16.5%		65,071,612

Common Stocks	Shares

Capital Markets — 0.1%
E*Trade Financial Corp. (g)	108,426	346,963
Communications Equipment — 0.6%
Loral Space & Communications Ltd. (g)	123,724	2,272,810
Electrical Equipment — 0.1%
Medis Technologies Ltd. (g)	109,685	343,314
Multi-Utilities — 0.3%
CenterPoint Energy, Inc.	64,961	1,031,581
Oil, Gas & Consumable Fuels — 0.7%
EXCO Resources, Inc.	113,160	2,996,477
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd.	186,002	534,287
Ainsworth Lumber Co. Ltd. (a)	208,741	600,708
Western Forest Products, Inc. (g)	74,889	60,656
Western Forest Products, Inc. Restricted Shares (g)	74,936	60,694
		1,256,345
Semiconductors & Semiconductor
Equipment — 0.4%
Cypress Semiconductor Corp. (g)	46,938	1,521,730
Wireless Telecommunication Services — 0.2%
American Tower Corp. Class A (g)	19,024	786,262
Total Common Stocks — 2.7%		10,555,482

Preferred Securities
	Par
Capital Trusts	(000)
Diversified Financial Services — 1.1%
Citigroup, Inc., 8.40% (d)(j)	USD 3,700	3,141,374
JPMorgan Chase & Co., 7.90% (d)(j)	1,140	1,035,690
Total Capital Trusts — 1.1%		4,177,064

Preferred Stocks	Shares
Insurance — 0.2%
American International Group, Inc., 8.50% (b)	20,000	997,000
Total Preferred Stocks — 0.2%		997,000
Total Preferred Securities — 1.3%		5,174,064

Warrants (k)
Health Care Providers & Services — 0.0%
HealthSouth Corp. (expires 1/16/14)	52,465	13,116
Paper & Forest Products — 0.0%
MDP Acquisitions Plc (expires 10/01/13)	1,100	31,527
Total Warrants — 0.0%		44,643

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	11

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund V, Inc.
(Percentages shown are based on Net Assets)

	Beneficial
	Interest
Other Interests (l)	(000)	Value
Media — 0.0%
Adelphia Escrow (i)	USD 1,250	$125
Adelphia Recovery Trust (i)	1,568	6,271
Total Other Interests — 0.0%		6,396
Total Long-Term Investments
(Cost — $533,057,159) — 121.9%		479,677,516

Short-Term Securities
BlackRock Liquidity Series, LLC
Cash Sweep Series, 2.41% (m)(n)	6,347	6,347,441
Total Short-Term Securities
(Cost — $6,347,441) — 1.6%		6,347,441
Total Investments (Cost — $539,404,600*) — 123.5%		486,024,957
Liabilities in Excess of Other Assets — (23.5)%		(92,635,919)
Net Assets — 100.0%		$393,389,038

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2008, as computed for federal income tax purposes, were as follows:
Aggregate cost	$540,233,073
Gross unrealized appreciation	$6,213,684
Gross unrealized depreciation	(60,421,800)
Net unrealized depreciation	$(54,208,116)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Convertible security.
(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(d)	Variable rate security. Rate shown is as of report date.
(e)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(f)	Issuer filed for bankruptcy or is in default of interest payments.
(g)	Non-income producing security.
(h)	All or a portion of the security has been pledged as collateral in connection with swaps.
(i)	Security is fair valued.
(j)	Security is perpetual in nature and has no stated maturity date.
(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(l)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(m)	Represents the current yield as of report date.
(n)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
	Activity
Affiliate	(000)	Income
BlackRock Liquidity Series, LLC Cash Sweep Series	USD 3,512	$102,527
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
•	Foreign currency exchange contracts as of August 31, 2008 were as follows:
					Unrealized
Currency		Currency		Settlement	Appreciation
Purchased		Sold		Date	(Depreciation)
USD	610,267	CAD	650,000	10/23/08	$(1,476)
USD	2,288,118	EUR	1,462,000	10/23/08	149,648
USD	4,658,664	EUR	3,181,000	10/23/08	5,809
Total					$153,981
•	Swaps outstanding as of August 31, 2008 were as follows:
	Notional	Unrealized
	Amount	Appreciation
	(000)	(Depreciation)
Sold credit default protection on
Ford Motor Co. and receive 3.80%
Broker, JPMorgan Chase
Expires March 2010	USD 4,750	$(976,543)
Sold credit default protection on
Ford Motor Co. and receive 3.80%
Broker, UBS Warburg
Expires March 2010	USD 1,480	(304,270)
Sold credit default protection on
Ford Motor Co. and receive 5%
Broker, Goldman Sachs & Co.
Expires June 2010	USD 5,920	(1,313,092)
Sold credit default protection Cooper
Tire & Rubber Co. and receive 7.70%
Broker, Lehman Brothers Special Financing
Expires September 2013	USD 2,000	606
Total		$(2,593,299)
•	Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
USD	U.S. Dollar

See Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments August 31, 2008	BlackRock Corporate High Yield Fund VI, Inc.
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Aerospace & Defense — 2.6%
Alliant Techsystems, Inc., 2.75%, 9/15/11 (a)(b)	USD 3,089	$3,764,719
DRS Technologies, Inc., 6.875%, 11/01/13	2,325	2,354,062
Esterline Technologies Corp., 7.75%, 6/15/13	1,600	1,600,000
L-3 Communications Holdings, Inc.,3%, 8/01/35 (a)	2,220	2,616,825
TransDigm, Inc., 7.75%, 7/15/14	750	729,375
		11,064,981
Airlines — 0.6%
Continental Airlines, Inc.:
Series 1997-4-B, 6.90%, 7/02/18	2,495	2,102,235
Series 1998-1-C, 6.541%, 9/15/09	10	9,835
Series 2001-1-C, 7.033%, 12/15/12	487	389,589
		2,501,659
Auto Components — 1.8%
Allison Transmission, Inc. (b):
11%, 11/01/15	960	883,200
11.25%, 11/01/15 (c)	2,825	2,486,000
The Goodyear Tire & Rubber Co.:
7.857%, 8/15/11	1,375	1,381,875
8.625%, 12/01/11	1,725	1,776,750
Lear Corp., 8.75%, 12/01/16	1,420	1,068,550
		7,596,375
Automobiles — 0.4%
Ford Capital BV, 9.50%, 6/01/10	1,192	992,340
Ford Motor Co., 8.90%, 1/15/32	1,100	583,000
		1,575,340
Building Products — 1.1%
Momentive Performance Materials, Inc.,
11.50%, 12/01/16	3,100	2,418,000
Ply Gem Industries, Inc., 11.75%, 6/15/13 (b)	2,225	2,024,750
		4,442,750
Capital Markets — 0.6%
E*Trade Financial Corp., 12.50%, 11/30/17 (b)	2,400	2,568,000
Chemicals — 2.0%
American Pacific Corp., 9%, 2/01/15	1,400	1,358,000
Hexion U.S. Finance Corp.:
7.304%, 11/15/14 (d)	1,000	762,500
9.75%, 11/15/14	850	707,625
Innophos, Inc., 8.875%, 8/15/14	1,250	1,281,250
Key Plastics LLC, 11.75%, 3/15/13 (b)	720	252,000
MacDermid, Inc., 9.50%, 4/15/17 (b)	2,680	2,452,200
Nalco Finance Holdings, Inc., 10.078%,
2/01/14 (e)	1,168	1,051,200
Terra Capital, Inc. Series B, 7%, 2/01/17	450	437,625
		8,302,400
Commercial Services & Supplies — 4.2%
ARAMARK Corp., 8.50%, 2/01/15	335	337,513
Corrections Corp. of America, 7.50%, 5/01/11	4,775	4,810,813
DI Finance Series B, 9.50%, 2/15/13	451	447,618
Sally Holdings LLC:
9.25%, 11/15/14	350	353,938
10.50%, 11/15/16	1,201	1,207,005
US Investigations Services, Inc., 10.50%,
11/01/15 (b)	1,100	979,000
Waste Services, Inc., 9.50%, 4/15/14	4,775	4,822,750
West Corp.:
9.50%, 10/15/14	1,200	1,023,000
11%, 10/15/16	4,470	3,497,775
		17,479,412
Communications Equipment — 0.4%
Nortel Networks Ltd., 7.041%, 7/15/11 (d)	1,885	1,748,338
Construction & Engineering — 0.6%
Dycom Industries, Inc., 8.125%, 10/15/15	2,825	2,641,375
Construction Materials — 1.5%
Nortek Holdings, Inc., 10%, 12/01/13 (b)	5,520	5,161,200
Texas Industries, Inc., 7.25%, 7/15/13	1,285	1,201,475
		6,362,675
Containers & Packaging — 4.0%
Berry Plastics Holding Corp., 6.651%, 9/15/14 (d)	2,740	2,055,000
Graphic Packaging International Corp.:
8.50%, 8/15/11	1,975	1,945,375
9.50%, 8/15/13	1,000	940,000
Impress Holdings BV, 5.916%, 9/15/13 (b)(d)	670	603,000
Owens-Brockway Glass Container, Inc.,
8.25%, 5/15/13	1,575	1,622,250
Packaging Dynamics Finance Corp., 10%,
5/01/16 (b)	2,165	1,461,375
Pregis Corp., 12.375%, 10/15/13	1,920	1,833,600
Rock-Tenn Co., 8.20%, 8/15/11	3,175	3,254,375
Smurfit-Stone Container Enterprises, Inc.,
8%, 3/15/17	3,770	3,016,000
		16,730,975
Diversified Consumer Services — 1.1%
Service Corp. International, 7%, 6/15/17	4,775	4,452,687
Diversified Financial Services — 3.1%
Axcan Intermediate Holdings, Inc., 12.75%,
3/01/16 (b)	820	824,100
FCE Bank Plc, 7.125%, 1/16/12	EUR 4,000	4,894,421
Ford Motor Credit Co. LLC:
5.538%, 1/13/12 (d)	USD 680	502,047
7.80%, 6/01/12	300	222,799
GMAC LLC:
7.25%, 3/02/11	950	633,870
5.011%, 12/01/14 (d)	2,260	1,186,832
6.75%, 12/01/14	2,135	1,159,232
8%, 11/01/31	2,360	1,272,864
Leucadia National Corp., 8.125%, 9/15/15	2,100	2,113,125
		12,809,290
Diversified Telecommunication Services — 3.3%
Broadview Networks Holdings, Inc.,
11.375%, 9/01/12	1,540	1,324,400
Cincinnati Bell, Inc., 7.25%, 7/15/13	415	398,919
Qwest Communications International, Inc.,
7.50%, 2/15/14	5,095	4,636,450
Qwest Corp.:
6.026%, 6/15/13 (d)	2,300	2,127,500
7.625%, 6/15/15	875	811,562
Windstream Corp., 8.125%, 8/01/13	4,800	4,752,000
		14,050,831

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	13

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc.
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Electric Utilities — 2.4%
Edison Mission Energy, 7.50%, 6/15/13	USD 2,975	$2,982,437
NSG Holdings LLC, 7.75%, 12/15/25 (b)	1,630	1,564,800
Nevada Power Co. Series A, 8.25%, 6/01/11	2,400	2,573,602
Tenaska Alabama Partners LP, 7%, 6/30/21 (b)	3,081	2,897,758
		10,018,597
Electrical Equipment — 0.4%
Coleman Cable, Inc., 9.875%, 10/01/12	1,625	1,511,250
UCAR Finance, Inc., 10.25%, 2/15/12	64	65,920
		1,577,170
Electronic Equipment & Instruments — 0.8%
NXP BV, 5.541%, 10/15/13 (d)	2,005	1,558,887
Sanmina-SCI Corp.:
6.75%, 3/01/13	175	157,937
8.125%, 3/01/16	2,010	1,814,025
		3,530,849
Energy Equipment & Services —0.5%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15	335	333,325
7.75%, 5/15/17	510	507,450
North American Energy Partners, Inc.,
8.75%, 12/01/11	1,140	1,134,300
		1,975,075
Food & Staples Retailing — 0.6%
AmeriQual Group LLC, 9%, 4/01/12 (b)	1,300	845,000
Rite Aid Corp., 7.50%, 3/01/17	1,765	1,464,950
		2,309,950
Food Products — 0.6%
Del Monte Corp., 8.625%, 12/15/12	2,681	2,707,810
Gas Utilities — 0.5%
El Paso Performance-Linked Trust, 7.75%,
7/15/11 (b)	2,110	2,133,206
Health Care Equipment & Supplies — 2.7%
Biomet, Inc.:
10.375%, 10/15/17 (c)	430	453,650
11.625%, 10/15/17	430	452,037
Catalent Pharma Solutions, Inc.,
9.50%, 4/15/15 (c)	1,500	1,252,500
DJO Finance LLC, 10.875%, 11/15/14	8,140	8,160,350
Hologic, Inc., 2%, 12/15/37 (a)(e)	1,365	1,114,181
		11,432,718
Health Care Providers & Services — 3.1%
Community Health Systems, Inc.,
8.875%, 7/15/15	925	934,250
Omnicare, Inc., 6.75%, 12/15/13	1,150	1,078,125
Tenet Healthcare Corp.:
6.375%, 12/01/11	435	419,775
6.50%, 6/01/12	6,795	6,574,163
United Surgical Partners International, Inc.,
8.875%, 5/01/17	1,147	986,420
Vanguard Health Holding Co. II, LLC, 9%, 10/01/14	3,175	3,119,438
		13,112,171
Hotels, Restaurants & Leisure — 6.7%
American Real Estate Partners LP, 7.125%,
2/15/13	4,390	3,835,763
Caesars Entertainment, Inc., 7.875%, 3/15/10	2,200	1,875,500
Galaxy Entertainment Finance Co. Ltd. (b):
8.133%, 12/15/10 (d)	450	432,000
9.875%, 12/15/12	875	822,500
Gaylord Entertainment Co., 8%, 11/15/13	630	578,025
Great Canadian Gaming Corp., 7.25%, 2/15/15 (b)	3,180	2,997,150
Greektown Holdings, LLC, 10.75%,
12/01/13 (b)(f)(g)	893	674,215
Harrah’s Operating Co., Inc., 10.75%,
2/01/18 (b)(c)	5,140	3,039,986
Inn of the Mountain Gods Resort & Casino,
12%, 11/15/10	2,575	1,834,687
Landry’s Restaurants, Inc., 9.50%, 12/15/14	380	376,200
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14 (b)	1,895	1,577,588
Penn National Gaming, Inc., 6.875%, 12/01/11	3,150	2,992,500
San Pasqual Casino, 8%, 9/15/13 (b)	1,575	1,433,250
Shingle Springs Tribal Gaming Authority,
9.375%, 6/15/15 (b)	560	455,000
Station Casinos, Inc., 7.75%, 8/15/16	2,575	1,738,125
Travelport LLC, 7.436%, 9/01/14 (d)	530	417,375
Tropicana Entertainment LLC,
9.625%, 12/15/14 (f)(g)	515	164,800
Virgin River Casino Corp., 9%, 1/15/12	1,500	1,053,750
Wynn Las Vegas LLC, 6.625%, 12/01/14	1,975	1,799,719
		28,098,133
Household Durables — 0.8%
American Greetings Corp., 7.375%, 6/01/16	1,770	1,681,500
Jarden Corp., 7.50%, 5/01/17	1,595	1,419,550
The Yankee Candle Co., Inc., 9.75%, 2/15/17	340	215,900
		3,316,950
IT Services — 1.3%
First Data Corp., 9.875%, 9/24/15 (b)	2,045	1,763,812
SunGard Data Systems, Inc., 9.125%, 8/15/13	3,750	3,806,250
		5,570,062
Independent Power Producers
& Energy Traders — 3.1%
The AES Corp., 8.75%, 5/15/13 (b)	51	52,785
Energy Future Holding Corp., 11.25%,
11/01/17 (b)(c)	5,575	5,491,375
NRG Energy, Inc.:
7.25%, 2/01/14	2,550	2,514,937
7.375%, 2/01/16	2,350	2,320,625
Texas Competitive Electric Holdings Co. LLC (b):
10.50%, 11/01/16 (c)	1,575	1,504,125
Series B, 10.25%, 11/01/15	1,145	1,142,138
		13,025,985
Industrial Conglomerates — 1.9%
Sequa Corp. (b):
11.75%, 12/01/15	4,010	3,528,800
13.50%, 12/01/15 (c)	5,282	4,303,275
		7,832,075
Insurance — 0.8%
Alliant Holdings I, Inc., 11%, 5/01/15 (b)	2,600	2,314,000
USI Holdings Corp., 6.679%, 11/15/14 (b)(d)	1,070	853,325
		3,167,325

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc.
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Machinery — 1.1%
AGY Holding Corp., 11%, 11/15/14	USD 2,050	$1,906,500
Accuride Corp., 8.50%, 2/01/15	865	557,925
RBS Global, Inc., 8.875%, 9/01/16	885	825,262
Terex Corp., 8%, 11/15/17	1,185	1,170,188
		4,459,875
Marine — 0.8%
Horizon Lines, Inc., 4.25%, 8/15/12 (a)	565	464,006
Navios Maritime Holdings, Inc., 9.50%, 12/15/14	743	709,565
Teekay Shipping Corp., 8.875%, 7/15/11	2,250	2,337,188
		3,510,759
Media — 13.0%
Affinion Group, Inc., 10.125%, 10/15/13	2,189	2,156,165
Allbritton Communications Co., 7.75%, 12/15/12	2,800	2,506,000
Barrington Broadcasting Group LLC,
10.50%, 8/15/14	1,850	1,563,250
CMP Susquehanna Corp., 9.875%, 5/15/14	3,175	1,984,375
CSC Holdings, Inc. Series B, 7.625%, 4/01/11	3,750	3,768,750
Cablevision Systems Corp. Series B, 8%, 4/15/12	775	767,250
Cadmus Communications Corp., 8.375%, 6/15/14	2,525	1,956,875
Charter Communications Holdings I, LLC,
11%, 10/01/15	2,035	1,553,638
Charter Communications Holdings II, LLC,
10.25%, 9/15/10	5,975	5,736,000
Dex Media West LLC, 9.875%, 8/15/13	2,161	1,663,970
DirecTV Holdings LLC, 7.625%, 5/15/16 (b)	2,300	2,294,250
EchoStar DBS Corp.:
7%, 10/01/13	150	142,500
7.125%, 2/01/16	1,840	1,692,800
Harland Clarke Holdings Corp.:
7.554%, 5/15/15 (d)	550	387,750
9.50%, 5/15/15	660	518,100
Liberty Media Corp., 3.125%, 3/30/23 (a)	1,748	1,872,545
Mediacom LLC, 9.50%, 1/15/13	3,900	3,773,250
Network Communications, Inc., 10.75%, 12/01/13	40	28,750
Nielsen Finance LLC, 10%, 8/01/14	5,785	5,857,313
R.H. Donnelley Corp., 11.75%, 5/15/15 (b)	2,676	1,966,860
Rainbow National Services LLC, 10.375%,
9/01/14 (b)	2,010	2,138,137
Salem Communications Corp., 7.75%, 12/15/10	4,075	3,423,000
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	6,240	5,335,200
Virgin Media, Inc., 6.50%, 11/15/16 (a)(b)	690	633,075
Windstream Regatta Holdings, Inc., 11%,
12/01/17 (b)	1,117	647,860
		54,367,663
Metals & Mining — 5.3%
Aleris International, Inc.:
9%, 12/15/14 (c)	1,625	1,267,500
10%, 12/15/16	1,300	906,750
FMG Finance Property Ltd. (b):
10%, 9/01/13	850	909,500
10.625%, 9/01/16	2,060	2,307,200
Foundation PA Coal Co., 7.25%, 8/01/14	3,250	3,258,125
Freeport-McMoRan Copper & Gold, Inc.:
5.883%, 4/01/15 (d)	2,775	2,782,326
8.375%, 4/01/17	4,445	4,711,700
Novelis, Inc., 7.25%, 2/15/15	3,175	2,944,813
Ryerson, Inc. (b):
10.176%, 11/01/14 (d)	640	611,200
12%, 11/01/15	560	548,800
Steel Dynamics, Inc., 7.375%, 11/01/12	820	811,800
Vedanta Resources Plc, 9.50%, 7/18/18 (b)	1,015	1,013,576
		22,073,290
Multiline Retail — 0.5%
Neiman Marcus Group, Inc., 9%, 10/15/15 (c)	2,355	2,290,237
Oil, Gas & Consumable Fuels — 7.7%
Atlas Energy Resources LLC, 10.75%, 2/01/18 (b)	2,005	2,015,025
Berry Petroleum Co., 8.25%, 11/01/16	800	764,000
Chaparral Energy, Inc., 8.50%, 12/01/15	1,070	930,900
Chesapeake Energy Corp.:
7.25%, 12/15/18	4,000	3,900,000
2.25%, 12/15/38 (a)	1,250	1,171,875
Compton Petroleum Finance Corp.,
7.625%, 12/01/13	2,555	2,398,506
Connacher Oil and Gas Ltd., 10.25%,
12/15/15 (b)	2,035	2,101,137
Copano Energy LLC, 8.125%, 3/01/16	1,100	1,067,000
EXCO Resources, Inc., 7.25%, 1/15/11	4,450	4,405,500
Encore Acquisition Co., 6.25%, 4/15/14	3,150	2,819,250
Forest Oil Corp.:
7.25%, 6/15/19	1,920	1,766,400
7.25%, 6/15/19 (b)	1,675	1,541,000
OPTI Canada, Inc., 8.25%, 12/15/14	2,710	2,706,613
PetroHawk Energy Corp., 7.875%, 6/01/15 (b)	975	909,188
Sabine Pass LNG LP, 7.50%, 11/30/16	610	533,750
SandRidge Energy, Inc. (b):
6.416%, 4/01/14 (d)	1,000	937,821
8.625%, 4/01/15 (c)	1,100	1,064,250
8%, 6/01/18	1,570	1,471,875
		32,504,090
Paper & Forest Products — 4.9%
Abitibi-Consolidated, Inc.:
6.276%, 6/15/11 (d)	2,255	1,031,662
8.85%, 8/01/30	310	114,700
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (b)	1,628	1,306,353
Bowater, Inc., 5.776%, 3/15/10 (d)	4,475	3,669,500
Domtar Corp., 7.125%, 8/15/15	4,300	4,149,500
NewPage Corp.:
10%, 5/01/12	4,385	4,253,450
12%, 5/01/13	1,930	1,804,550
Norske Skog Canada Ltd. Series D,
8.625%, 6/15/11	1,415	1,158,531
Verso Paper Holdings LLC Series B:
6.551%, 8/01/14 (d)	450	400,500
9.125%, 8/01/14	2,900	2,726,000
		20,614,746

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	15

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc.
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Personal Products — 0.5%
Chattem, Inc., 7%, 3/01/14	USD 2,175	$2,120,625
Pharmaceuticals — 0.5%
Angiotech Pharmaceuticals, Inc., 6.43%,
12/01/13 (d)	2,225	1,969,125
Real Estate Investment Trusts (REITs) — 0.4%
FelCor Lodging LP, 8.50%, 6/01/11	1,875	1,809,375
Real Estate Management & Development — 1.9%
Forest City Enterprises, Inc., 7.625%, 6/01/15	4,750	4,275,000
Realogy Corp.:
10.50%, 4/15/14	2,525	1,186,750
11%, 4/15/14 (c)	2,040	1,203,600
12.375%, 4/15/15	2,565	1,179,900
		7,845,250
Semiconductors & Semiconductor Equipment — 1.1%
Amkor Technology, Inc.:
7.75%, 5/15/13	450	421,875
9.25%, 6/01/16	1,265	1,220,725
Freescale Semiconductor, Inc.:
8.875%, 12/15/14	620	502,200
9.125%, 12/15/14 (c)	1,450	1,131,000
Spansion, Inc., 5.935%, 6/01/13 (b)(d)	1,920	1,334,400
		4,610,200
Software — 0.1%
BMS Holdings, Inc., 10.595%, 2/15/12 (b)(c)(d)	621	372,752
Specialty Retail — 3.3%
Asbury Automotive Group, Inc., 7.625%, 3/15/17	560	400,400
AutoNation, Inc.:
4.791%, 4/15/13 (d)(h)	4,575	3,774,375
7%, 4/15/14	1,150	994,750
Buffets, Inc., 12.50%, 11/01/14 (f)(g)	950	9,500
General Nutrition Centers, Inc.:
7.199%, 3/15/14 (c)(d)	2,800	2,340,808
10.75%, 3/15/15	2,260	1,960,550
Group 1 Automotive, Inc., 2.25%, 6/15/36 (a)(e)	1,685	1,004,681
Michaels Stores, Inc.:
10%, 11/01/14	1,600	1,200,000
11.375%, 11/01/16	1,225	784,000
United Auto Group, Inc., 7.75%, 12/15/16	1,805	1,464,306
		13,933,370
Textiles, Apparel & Luxury Goods — 1.2%
Levi Strauss & Co., 8.875%, 4/01/16	3,200	2,752,000
Quiksilver, Inc., 6.875%, 4/15/15	2,725	2,186,812
		4,938,812
Wireless Telecommunication Services — 6.4%
Centennial Cellular Operating Co. LLC,
10.125%, 6/15/13 (h)	2,675	2,788,688
Centennial Communications Corp., 8.541%,
1/01/13 (d)	2,170	2,159,150
Cricket Communications, Inc.:
10.875%, 11/01/14	1,850	1,833,813
10%, 7/15/15 (b)	130	130,650
Digicel Group Ltd. (b):
8.875%, 1/15/15	1,830	1,718,004
9.125%, 1/15/15 (c)	3,064	2,769,090
FiberTower Corp., 9%, 11/15/12 (a)	1,000	660,000
iPCS, Inc., 4.926%, 5/01/13 (d)	990	878,625
MetroPCS Wireless, Inc., 9.25%, 11/01/14	5,090	5,045,462
Nordic Telephone Co. Holdings ApS, 8.875%,
5/01/16 (b)	3,800	3,657,500
Orascom Telecom Finance SCA, 7.875%,
2/08/14 (b)	385	352,737
Rural Cellular Corp., 8.25%, 3/15/12	1,425	1,483,781
Sprint Capital Corp., 7.625%, 1/30/11	3,580	3,580,000
		27,057,500
Total Corporate Bonds — 102.2%		428,612,833

Floating Rate Loan Interests
Auto Components — 0.8%
Allison Transmission Term Loan,
5.22% – 5.56%, 8/07/14	734	658,408
Dana Corp. Term Advance, 6.75%, 1/31/15	2,795	2,569,003
		3,227,411
Automobiles — 0.5%
Ford Motor Term Loan, 5.47%, 12/16/13	1,574	1,219,131
General Motors Corp. Secured Term Loan,
5.163%, 11/29/13	1,297	957,336
		2,176,467
Building Products — 2.2%
Building Material Corp. of America Term Loan
Advance, 5.438% – 5.563%, 2/24/14	748	641,829
CPG International, I Inc. Term Loan B,
7.85%, 2/28/11	5,013	4,912,250
Masonite International:
Canadian Term Loan, 4.63% – 5.046%,
4/05/13	2,048	1,744,561
U.S. Term Loan, 4.63% – 5.046%, 4/05/13	2,074	1,766,525
		9,065,165
Capital Markets — 0.2%
Marsico Parent Co., LLC Term Loan,
5.50% – 7%, 12/15/14	995	850,725
Chemicals — 1.6%
PQ Corp:
First Lien Term Loan, 5.92% – 6.05%, 7/30/14	1,000	935,625
Second Lien Loan, 9.30%, 7/30/15	5,500	4,757,500
Wellman, Inc. Second Lien Term Loan, 11.989%,
2/10/10 (f)(g)	4,870	974,000
		6,667,125
Containers & Packaging — 0.2%
Berry Plastics Corp. Loan, 9.791%, 6/05/14 (c)	1,485	816,752

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2008

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc.
(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests	(000)	Value
Diversified Telecommunication Services — 0.5%
Wind Telecomunicazione SpA Euro Facility Second Lien,
10.92%, 11/26/14	EUR 1,500	$2,200,076
Health Care Providers & Services — 1.1%
Community Health Systems, Inc. Term Loan,
4.882% – 7.57%, 6/18/14	USD 2,650	2,504,552
Rotech Healthcare, Inc. Term Loan,
9.135%, 9/26/11 (c)	2,643	2,219,744
		4,724,296
Hotels, Restaurants & Leisure — 0.7%
Travelport, Inc. Term Loan, 9.793%, 3/27/12 (c)	4,468	2,747,662
Household Products — 0.2%
Spectrum Brands, Inc.:
Dollar B Loan, 6.669% – 6.804%, 3/30/13	790	678,388
Letter of Credit, 2.314%, 3/30/13	40	34,256
		712,644
Independent Power Producers
& Energy Traders — 1.8%
Calpine Corp. First Priority Term Loan, 5.685%,
3/31/14	1,050	975,188
TXU Corp.:
Initial Tranche Term Loan B-1,
5.963% – 6.303%, 10/10/14	349	324,931
Initial Tranche Term Loan B-2,
5.963% – 6.303%, 10/10/14	744	693,716
Initial Tranche Term Loan B-3,
5.963% – 6.303%, 10/10/14	5,955	5,538,150
		7,531,985
Machinery — 0.8%
Navistar International Transportation Corp.:
Revolving Credit, 5.916%, 1/19/12	850	783,063
Term Loan, 6.229%, 1/19/12	2,335	2,151,119
Rexnord Corp. Loan, 9.676%, 3/01/13 (c)	650	520,355
		3,454,537
Media — 4.7%
Affinion Group, Inc. Loan, 9.368%, 3/01/12	650	545,188
Catalina Marketing Group Senior Unsecured
Interim Loan, 7.533%, 10/01/15	4,250	3,708,125
Cengage Learning Acquisitions (Thomson
Learning), Tranche 1 Incremental Term Loan,
7.50%, 7/05/14	2,750	2,722,500
Education Media and Publishing:
Mezzanine, 6.464%, 11/14/14	9,828	7,862,145
Tranche A Term Loan, 6.464%, 6/12/14	3,955	3,549,205
New Vision Television Second Lien,
9.19%, 10/26/14	1,750	1,260,000
		19,647,163
Oil, Gas & Consumable Fuels — 0.8%
Turbo Beta Term Loan, 14.50%,
3/15/18 (i)	3,612	3,540,016
Paper & Forest Products — 0.5%
NewPage Corp. Term Loan, 6.563%, 12/22/14	498	484,689
Verso Paper Holdings LLC Loan,
9.033%, 2/01/13	1,763	1,652,700
		2,137,389
Total Floating Rate Loan Interests — 16.6%		69,499,413

Common Stocks	Shares
Capital Markets — 0.1%
E*Trade Financial Corp. (g)	116,170	371,744
Communications Equipment — 0.6%
Loral Space & Communications Ltd. (g)	134,482	2,470,434
Electrical Equipment — 0.1%
Medis Technologies Ltd. (g)	116,910	365,928
Multi-Utilities — 0.2%
CenterPoint Energy, Inc.	66,692	1,059,069
Oil, Gas & Consumable Fuels — 0.7%
EXCO Resources, Inc.	122,108	3,233,420
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd.	197,452	567,178
Ainsworth Lumber Co. Ltd. (b)	221,591	637,687
Western Forest Products, Inc. Restricted Shares (g)	78,039	63,207
		1,268,072
Semiconductors & Semiconductor
Equipment — 0.4%
Cypress Semiconductor Corp. (g)	49,717	1,611,825
Total Common Stocks — 2.4%		10,380,492

Preferred Securities
	Par
Capital Trusts	(000)
Diversified Financial Services — 1.1%
Citigroup, Inc., 8.40% (d)(j)	USD 3,940	3,345,139
JPMorgan Chase & Co., 7.90% (d)(j)	1,210	1,099,285
Total Capital Trusts — 1.1%		4,444,424

Preferred Stocks	Shares
Insurance — 0.2%
American International Group, Inc., 8.50% (a)	20,000	997,000
Total Preferred Stocks — 0.2%
Total Preferred Securities — 1.3%		5,441,424

Warrants (k)
Health Care Providers & Services — 0.0%
HealthSouth Corp. (expires 1/16/14)	54,577	13,644
Total Warrants — 0.0%		13,644

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	17

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund VI, Inc.
(Percentages shown are based on Net Assets)

	Beneficial
	Interest
Other Interests (l)	(000)	Value
Media — 0.0%
Adelphia Escrow (i)	USD 1,300	$130
Adelphia Recovery Trust (i)	1,630	6,522
Total Other Interests — 0.0%		6,652
Total Long Term Investments
(Cost — $571,621,338) — 122.5%		513,954,458

Short-Term Securities
BlackRock Liquidity Series, LLC Cash Sweep
Series, 2.41% (m)(n)	14,277	14,277,183
Total Short-Term Securities
(Cost — $14,277,183) — 3.4%		14,277,183
Total Investments (Cost — $585,898,521*) — 125.9%		528,231,641
Liabilities in Excess of Other Assets — (25.9)%		(108,729,708)
Net Assets — 100.0%		$419,501,933

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2008, as computed for federal income tax purposes, were as follows:
Aggregate cost	$586,817,500
Gross unrealized appreciation	$5,520,946
Gross unrealized depreciation	(64,106,805)
Net unrealized depreciation	$(58,585,859)

(a)	Convertible security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(d)	Variable rate security. Rate shown is as of report date.
(e)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(f)	Issuer filed for bankruptcy or is in default of interest payments.
(g)	Non-income producing security.
(h)	All or a portion of the security has been pledged as collateral in connection with swaps.
(i)	Security is fair valued.
(j)	Security is perpetual in nature and has no stated maturity date.
(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(l)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(m)	Represents the current yield as of report date.
(n)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
	Activity
Affiliate	(000)	Income
BlackRock Liquidity Series, LLC Cash Sweep Series	USD 11,459	$104,391
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
•	Foreign currency exchange contracts as of August 31, 2008 were as follows:
					Unrealized
Currency		Currency		Settlement	Appreciation
Purchased		Sold		Date	(Depreciation)
USD	563,324	CAD	600,000	10/23/08	$(1,363)
USD	2,288,118	EUR	1,462,000	10/23/08	149,648
USD	5,037,976	EUR	3,440,000	10/23/08	6,283
Total					$154,568
•	Swaps outstanding as of August 31, 2008 were as follows:
	Notional	Unrealized
	Amount	Appreciation
	(000)	(Depreciation)
Sold credit default protection on Ford
Motor Co. and receive 3.80%
Broker, JPMorgan Chase
Expires March 2010	USD 5,000	$(1,027,940)
Sold credit default protection on Ford
Motor Co. and receive 3.80%
Broker, UBS Warburg
Expires March 2010	USD 1,590	(326,885)
Sold credit default protection on Ford
Motor Co. and receive 5%
Broker, Goldman Sachs & Co.
Expires June 2010	USD 6,330	(1,404,032)
Sold credit default protection Cooper
Tire & Rubber Co. and receive 7.70%
Broker, Lehman Brothers Special Financing
Expires September 2013	USD 2,100	636
Total		$(2,758,221)
•	Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
USD	U.S. Dollar

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2008

Statements of Assets and Liabilities

	BlackRock	BlackRock
	Corporate High	Corporate High
	Yield Fund V,	Yield Fund VI,
August 31, 2008	Inc. (HYV)	Inc. (HYT)
Assets
Investments at value — unaffiliated[1]	$479,677,516	$513,954,458
Investments at value — affiliated[2]	6,347,441	14,277,183
Unrealized appreciation on foreign currency exchange contracts	155,457	155,931
Unrealized appreciation on swaps	606	636
Cash	210,275	144,323
Foreign currency at value[3]	30	35
Interest receivable	10,793,851	11,530,884
Principal paydown receivable	3,348	—
Investments sold receivable	233,165	249,794
Swaps receivable	112,073	117,655
Dividends receivable	11,955	34,448
Prepaid expenses	16,666	17,874
Other assets	15,352	16,311
Total assets	497,577,735	540,499,532

Liabilities
Loan payable	94,700,000	110,900,000
Unrealized depreciation on swaps	2,593,905	2,758,857
Unrealized depreciation on foreign currency exchange contracts	1,476	1,363
Investments purchased payable	6,321,069	6,638,325
Investment advisory fees payable	251,833	315,358
Income dividends payable	160,500	184,601
Interest on loans payable	69,706	77,285
Other affiliates payable	2,690	2,869
Officer’s and Directors’ fees payable	16,005	17,095
Other accrued expenses payable	71,513	101,846
Total liabilities	104,188,697	120,997,599
Net Assets	$393,389,038	$419,501,933

Net Assets Consist of
Par value $0.10, 200,000,000 shares authorized[4]	$3,294,409	$3,528,644
Paid-in capital in excess of par	466,525,752	501,493,556
Undistributed net investment income	4,338,550	5,584,221
Accumulated net realized loss	(24,944,534)	(30,827,212)
Net unrealized appreciation/depreciation	(55,825,139)	(60,277,276)
Net Assets	$393,389,038	$419,501,933
Net asset value	$11.94	$11.89
[1] Investments at cost — unaffiliated	$533,057,159	$571,621,338
[2] Investments at cost — affiliated	$6,347,441	$14,277,183
[3] Foreign currency at cost	$30	$35
[4] Shares outstanding	32,944,087	35,286,436

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	19

Statements of Operations

	BlackRock	BlackRock
	Corporate High	Corporate High
	Yield Fund V,	Yield Fund VI,
Year Ended August 31, 2008	Inc. (HYV)	Inc. (HYT)
Investment Income
Interest	$47,207,894	$50,386,556
Dividends	407,116	433,153
Income from affiliates	102,873	104,842
Facility and other fees	147,090	143,331
Total income	47,864,973	51,067,882

Expenses
Investment advisory	3,175,859	3,961,119
Borrowing	312,283	329,179
Professional	306,164	338,069
Accounting services	113,012	120,366
Printing	50,552	50,233
Officer and Directors	37,331	39,883
Custodian	28,976	30,186
Registration	10,856	11,623
Transfer agent	10,947	16,615
Miscellaneous	75,906	81,099
Total expenses excluding interest expense	4,121,886	4,978,372
Interest expense	4,841,081	5,179,283
Total expenses	8,962,967	10,157,655
Less fees paid indirectly	(5,934)	(5,993)
Total expenses after fees paid indirectly	8,957,033	10,151,662
Net investment income	38,907,940	40,916,220

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(24,923,309)	(27,675,025)
Swaps	542,705	574,340
Foreign currency	(20,106)	(14,872)
	(24,400,710)	(27,115,557)
Net change in unrealized appreciation/depreciation on:
Investments	(34,892,173)	(36,907,792)
Swaps	(1,900,446)	(2,022,206)
Foreign currency	147,803	147,825
	(36,644,816)	(38,782,173)
Total realized and unrealized loss	(61,045,526)	(65,897,730)
Net Decrease in Net Assets Resulting from Operations	$(22,137,586)	$(24,981,510)

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2008

Statements of Changes in Net Assets

	BlackRock Corporate		BlackRock Corporate
	High Yield Fund V, Inc. (HYV)		High Yield Fund VI, Inc. (HYT)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2008	2007	2008	2007
Operations
Net investment income	$38,907,940	$39,686,156	$40,916,220	$41,462,151
Net realized gain (loss)	(24,400,710)	8,111,952	(27,115,557)	5,544,124
Net change in unrealized appreciation/depreciation	(36,644,816)	(18,985,516)	(38,782,173)	(19,212,802)
Net increase (decrease) in net assets resulting from operations	(22,137,586)	28,812,592	(24,981,510)	27,793,473

Dividends and Distributions to Shareholders From
Net investment income	(38,515,495)	(37,556,259)	(42,767,302)	(38,638,647)
Net realized gain	(1,667,429)	—	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(40,182,924)	(37,556,259)	(42,767,302)	(38,638,647)

Net Assets
Total decrease in net assets	(62,320,510)	(8,743,667)	(67,748,812)	(10,845,174)
Beginning of year	455,709,548	464,453,215	487,250,745	498,095,919
End of year	$393,389,038	$455,709,548	$419,501,933	$487,250,745
End of year undistributed net investment income	$4,338,550	$3,498,069	$5,584,221	$6,661,683

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	21

Statements of Cash Flows

	BlackRock	BlackRock
	Corporate High	Corporate High
	Yield Fund V,	Yield Fund VI,
Year Ended August 31, 2008	Inc. (HYV)	Inc. (HYT)
Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(22,137,586)	$(24,981,510)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in receivables	1,521,289	1,593,273
Increase in prepaid expenses and other assets	(20,919)	(26,704)
Decrease in other liabilities	(266,743)	(260,726)
Net realized and unrealized loss	62,201,519	66,151,743
Amortization of premium and discount on investments	(526,591)	(385,880)
Paid-in-kind income	(1,130,174)	(1,066,305)
Proceeds from sales and paydowns of long-term securities	272,404,743	286,517,318
Purchases of long-term securities	(235,196,749)	(248,240,021)
Net proceeds from sales of short-term investments	(3,512,602)	(11,459,443)
Net cash provided by operating activities	73,336,187	67,841,745

Cash Used for Financing Activities
Cash receipts from loans	164,000,000	187,000,000
Cash payments on loans	(197,000,000)	(212,000,000)
Cash dividends paid	(40,172,334)	(42,741,156)
Net cash used for financing activities	(73,172,334)	(67,741,156)

Cash
Net increase in cash	163,853	100,589
Cash at beginning of year	46,452	43,769
Net cash and foreign currency at end of year	$210,305	$144,358

Cash Flow Information
Cash paid during the year for interest	$4,974,372	$5,317,767

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2008

Financial Highlights
	BlackRock Corporate High Yield Fund V, Inc. (HYV)
	Year Ended August 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.83	$14.10	$15.19	$16.15	$14.90
Net investment income	1.18 [1]	1.20 [1]	1.22 [1]	1.47 [1]	1.67 [1]
Net realized and unrealized gain (loss)	(1.85)	(0.33)	(0.50)	0.19	1.27
Net increase (decrease) from
investment operations	(0.67)	0.87	0.72	1.66	2.94
Dividends and distributions from:
Net investment income	(1.17)	(1.14)	(1.25)	(1.64)	(1.63)
Net realized gain	(0.05)	—	(0.56)	(0.98)	(0.06)
Total dividends and distributions	(1.22)	(1.14)	(1.81)	(2.62)	(1.69)
Net asset value, end of year	$11.94	$13.83	$14.10	$15.19	$16.15
Market price, end of year	$10.15	$12.24	$12.81	$15.04	$15.44

Total Investment Return[2]
Based on net asset value	(3.99)%	6.76%	6.37%	11.03%	20.92%[3]
Based on market price	(7.78)%	4.00%	(2.40)%	14.99%	19.04%

Ratios to Average Net Assets
Total expenses after waiver and fees paid
indirectly and excluding interest expense	0.97%	0.99%	0.98%	0.97%	0.97%
Total expenses after waiver and fees
paid indirectly	2.11%	3.20%	2.87%	1.99%	1.46%
Total expenses	2.11%	3.20%	2.87%	1.99%	1.46%
Net investment income	9.16%	8.23%	8.49%	9.38%	10.52%

Supplemental Data
Net assets, end of year (000)	$393,389	$455,710	$464,453	$500,303	$528,498
Loan outstanding, end of year (000)	$94,700	$127,700	$200,100	$188,500	$199,700
Average loan outstanding during
the year (000)	$106,140	$188,373	$183,484	$184,650	$180,502
Portfolio turnover	46%	51%	64%	48%	82%
Asset coverage, end of year per $1,000	$5,154	$4,569	$3,321	$3,654	$3,646

	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
	Year Ended August 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.81	$14.12	$15.08	$15.71	$14.39
Net investment income	1.16 [1]	1.18 [1]	1.16 [1]	1.37 [1]	1.50
Net realized and unrealized gain (loss)	(1.87)	(0.39)	(0.49)	0.19	1.27
Net increase (decrease) from
investment operations	(0.71)	0.79	0.67	1.56	2.77
Dividends and distributions from:
Net investment income	(1.21)	(1.10)	(1.17)	(1.49)	(1.43)
Net realized gain	—	—	(0.46)	(0.70)	(0.02)
Total dividends and distributions	(1.21)	(1.10)	(1.63)	(2.19)	(1.45)
Net asset value, end of year	$11.89	$13.81	$14.12	$15.08	$15.71
Market price, end of year	$10.14	$12.15	$12.48	$14.32	$14.52

Total Investment Return[2]
Based on net asset value	(4.30)%	6.29%	6.29%	11.28%	20.70%
Based on market price	(7.24)%	5.80%	(1.07)%	14.34%	17.95%

Ratios to Average Net Assets
Total expenses after waiver and fees paid
indirectly and excluding interest expense	1.10%	1.12%	1.11%	1.11%	1.09%
Total expenses after waiver and fees
paid indirectly	2.24%	3.35%	2.89%	2.09%	1.56%
Total expenses	2.24%	3.35%	2.89%	2.09%	1.57%
Net investment income	9.02%	8.03%	8.11%	8.91%	9.76%

Supplemental Data
Net assets, end of year (000)	$419,502	$487,251	$498,096	$532,031	$554,390
Loan outstanding, end of year (000)	$110,900	$135,900	$216,200	$185,200	$207,100
Average loan outstanding during
the year (000)	$113,996	$202,705	$184,070	$188,044	$178,605
Portfolio turnover	45%	51%	62%	48%	81%
Asset coverage, end of year per $1,000	$4,783	$4,585	$3,304	$3,873	$3,677

1	Based on average shares outstanding.
2	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
3	The previous investment advisor reimbursed the Fund for the difference in value of unregistered securities sold by the Fund and the same security of the issuer that had been registered for resale, which had no impact on the total investment return.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2008	23

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Corporate High Yield Fund V, Inc. and BlackRock Corporate High Yield Fund VI, Inc. (the “Funds” or individually the “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: The Funds value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the “Board”). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Swaps are valued by quoted fair values received daily by the Funds’ pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of each Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

  Foreign currency exchange contracts — The Funds may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the foreign currency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  Credit default swaps — The Funds may invest in credit default swaps, which are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively. Gains and losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any.

24	ANNUAL REPORT	AUGUST 31, 2008

Notes to Financial Statements (continued)

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Floating Rate Loans: The Funds invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

The Funds earn and/or pay facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income or expense. Prepayment penalty fees are recognized on the accrual basis. When each Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Funds may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Funds may include covenant waiver fees and covenant modification fees.

The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Each Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Funds may invest in Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds segregate assets in connection with certain investments (e.g., forward foreign currency contracts and swaps) or certain borrowings, each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

ANNUAL REPORT	AUGUST 31, 2008	25

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective February 29, 2008, the Funds implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Funds, and has determined that the adoption of FIN 48 does not have a material impact on the Funds’ financial statements. The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ tax returns remains open for the years ended August 31, 2005 through August 31, 2007. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on each Fund’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of the other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match their deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability are included in other assets on the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Funds investments under the plan are included in income from affiliates on the Statements of Operations.

Other: Expenses directly related to each Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

26	ANNUAL REPORT	AUGUST 31, 2008

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, BlackRock Corporate High Yield V, Inc. and BlackRock Corporate High Yield VI, Inc. pay the Advisor a monthly fee at an annual rate of 0.60% and 0.70%, respectively, of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, under which the Advisor pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Funds to the Advisor.

For the year ended August 31, 2008, the Funds reimbursed the Advisor for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Reimbursement
From Advisor
BlackRock Corporate High Yield Fund V, Inc.	$ 7,208
BlackRock Corporate High Yield Fund VI, Inc.	$ 7,696

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statement of Operations as fees paid indirectly.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds’ Chief Compliance Officer.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2008 were as follows:

	Total Purchases	Total Sales
BlackRock Corporate High Yield Fund V, Inc.	$240,481,068	$270,834,281
BlackRock Corporate High Yield Fund VI, Inc.	$253,794,471	$284,845,609

4. Capital Share Transactions:

Each Fund is authorized to issue 200,000,000 shares, par value $0.10 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to classify and reclassify any unissued shares without approval of the holders of Common Shares.

At August 31, 2008, an affiliate of the Advisor owned 29,012 and 12,269 shares of BlackRock Corporate High Yield Fund V, Inc. and BlackRock Corporate High Yield Fund VI, Inc., respectively.

Shares issued and outstanding for the Funds during the years ended August 31, 2008 and 2007 remained constant.

5. Short-Term Borrowings:

On May 16, 2008, the Funds renewed their revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. (“Citicorp”), as Agent, certain secondary backstop lenders and certain asset securitization conduits, as lenders (the “Lenders”). The agreement was renewed for one year and has a maximum limit of $212,000,000 for BlackRock Corporate High Yield V, Inc. and $227,000,000 for BlackRock Corporate High Yield VI, Inc. Under the Citicorp program, the conduits will fund advances to each Fund through highly rated commercial paper. Each Fund has granted a security interest in substantially all of its assets to, and in favor of, the Lenders as security for its obligations to the Lenders. The interest rate on each Fund’s borrowings is based on the interest rate carried by the commercial paper plus a program fee. In addition, each Fund pays a liquidity fee to the secondary backstop lenders and the agent. These amounts are shown on the Statements of Operations as borrowing costs.

For the year ended August 31, 2008, the daily weighted average interest rates were as follows:

Daily Weighted
Average Interest Rate
BlackRock Corporate High Yield Fund V, Inc.	4.51%
BlackRock Corporate High Yield Fund VI, Inc.	4.49%

ANNUAL REPORT	AUGUST 31, 2008	27

Notes to Financial Statements (concluded)

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of August 31, 2008 attributable to amortization methods on fixed income securities, foreign currency transactions and accounting for swap agreements were reclassified to the following accounts:

	BlackRock	BlackRock
	Corporate	Corporate
	High Yield	High Yield
	Fund V, Inc.	Fund VI, Inc.
Increase undistributed net investment income	$448,036	$773,620
Decrease accumulated net realized loss	(448,036)	(773,620)

The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 were as follows:

	BlackRock	BlackRock
	Corporate	Corporate
	High Yield	High Yield
	Fund V, Inc.	Fund VI, Inc.
Ordinary income
8/31/08	$39,960,291	$42,767,302
8/31/07	37,556,259	38,638,647
Long-term capital gain
8/31/08	222,633	—
8/31/07	—	—
Total
8/31/08	$40,182,924	$42,767,302

8/31/07	$37,556,259	$38,638,647

As of August 31, 2008, the tax components of accumulated earnings/losses were as follows:

	BlackRock	BlackRock
	Corporate	Corporate
	High Yield	High Yield
	Fund V, Inc.	Fund VI, Inc.
Undistributed ordinary income	$5,113,706	$6,418,741
Capital loss carryforward	(950,802)	(3,981,401)
Net unrealized losses*	(80,594,027)	(87,957,607)
Total accumulated net earnings (losses)	$(76,431,123)	$(85,520,267)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October losses for tax purposes, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of compensation to directors, the accounting for swap agreements and other book/tax temporary differences.

As of August 31, 2008, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated year of expiration:

	BlackRock	BlackRock
	Corporate	Corporate
	High Yield	High Yield
Expires August 31,	Fund V, Inc.	Fund VI, Inc.
2014	$—	$(2,291,195)
2015	—	(564,489)
2016	(950,802)	(1,125,717)
Total	$(950,802)	$(3,981,401)

7. Subsequent Events:

The Funds paid an ordinary income dividend in the amount of $0.10 per share on September 30, 2008 to shareholders of record on September 15, 2008.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

On September 15, 2008, Lehman Brothers Holdings, Inc. and various other Lehman entities filed for Chapter 11 Bankruptcy. As of August 31, 2008, BlackRock Corporate High Yield Fund V, Inc. and BlackRock Corporate High Yield Fund VI, Inc. had swap contracts outstanding with Lehman as counterparty with net unrealized appreciation of $606 and $636, respectively.

28	ANNUAL REPORT	AUGUST 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Corporate High Yield Fund V, Inc. and
BlackRock Corporate High Yield Fund VI, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Corporate High Yield Fund V, Inc. and BlackRock Corporate High Yield Fund VI, Inc. (the “Funds”) as of August 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Corporate High Yield Fund V, Inc. and BlackRock Corporate High Yield Fund VI, Inc. as of August 31, 2008, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 29, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Corporate High Yield Fund V, Inc. and BlackRock Corporate High Yield Fund VI, Inc. for the fiscal year ended August 31, 2008:

	BlackRock	BlackRock
	Corporate	Corporate
	High Yield	High Yield
Interest-Related Dividends for Non-U.S. Residents*	Fund V, Inc.	Fund VI, Inc.
Month(s) Paid:
September 2007	86.40%	87.43%
October 2007	93.14%	87.43%
November 2007	91.77%	87.43%
December 2007	91.77%	87.43%
January 2008	91.77%	87.43%
February 2008 — August 2008	85.51%	89.88%
*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BlackRock Corporate High Yield Fund V, Inc. distributed a short-term gain dividend for Non-U.S. Residents of $0.012973 per share to shareholders of record on December 31, 2007, which is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, BlackRock Corporate High Yield Fund V, Inc. distributed long-term capital gains of $0.006758 per share to shareholders of record on December 31, 2007.

ANNUAL REPORT	AUGUST 31, 2008	29

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (collectively, the “Board,” the members of which are referred to as “Directors”) of the BlackRock Corporate High Yield Fund V, Inc. (“HYV”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT,” and together with HYV, the “Funds”) met in April and May 2008 to consider approving the continuation of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), each Fund’s investment advisor.The Board also considered the approval of each Fund’s subadvisory agreement (each, a “Subadvisory Agreement” and, together with the “Advisory Agreement,” the “Agreements”) between the Advisor and BlackRock Financial Management, Inc. (the “Subadvisor”). The Advisor and the Subadvisor are collectively referred to herein as the “Advisors” and, together with BlackRock, Inc., “BlackRock.”

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory Agreement’s respective initial two-year term, the Board is required to consider the continuation of each Fund’s Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by each Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper Inc. (“Lipper”), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”); (d) the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors’ management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of each Fund, including comparisons of each such Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) each Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as each Fund’s performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor’s fiduciary duty with respect to advisory agreements and compensation,

30	ANNUAL REPORT	AUGUST 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to each Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of each Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Funds; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund’s performance record and how such performance compares to each Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Funds. The Advisors and their affiliates provided each Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Funds), and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Advisors and their affiliates provided each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previously noted, the Board received performance information regarding each Fund and its Peers. Among other things, the Board received materials reflecting each Fund’s historic performance and each Fund’s one-, three- and five-year total returns (as applicable) relative to its Peers (including the Peers’ median performance). The Board was provided with a description of the methodology used by Lipper to select each Fund's Peers. The Board noted that it regularly reviews the performance of each Fund throughout the year. The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that in general HYV performed better than its Peers in that the Fund’s performance was at or above the median of its Peers in at least two of the one-, three- and five-year periods reported.

The Board noted that HYT’s performance was at or above the median of its Peers in at least one of the one-year, three-year and since inception periods reported. The Board concluded that BlackRock was committed to providing the resources necessary to assist the portfolio managers and to continue improving HYT’s performance. Based on its review, the Board generally was satisfied with BlackRock’s efforts to manage HYT.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund’s current management fee structure and each Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

ANNUAL REPORT	AUGUST 31, 2008	31

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

The Board noted that the Funds paid contractual management fees lower than or equal to the median contractual fees paid by each Fund’s respective Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

E. Economies of Scale: In reviewing each Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that each Fund’s management fee is appropriate in light of the scale of the respective Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Funds, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Funds’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing and approving the continuation of the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling, but considered all factors together, and different Directors may have attributed different weights to the various factors considered. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that each Fund’s fees are reasonable in light of the services to be provided to the respective Fund and that each Agreement should be approved.

32	ANNUAL REPORT	AUGUST 31, 2008

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Comput-ershare Trust Company, N.A. (the “Plan Agent”). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Funds. If, when the Funds’ shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds’ shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078 or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	AUGUST 31, 2008	33

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]
Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Director, The Fremont Group since 1996; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.	113 Funds 110 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development, (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.	112 Funds 109 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007	Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction equipment) from 1985 to 2005; Formerly Board of Directors, National Retail Properties (REIT) from 2006 to 2007.	112 Funds 109 Portfolios	None
Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director and Member of the Audit Committee	Since 2007	Consultant/Investor since 1988.	113 Funds 110 Portfolios	None
Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director and Member of the Audit Committee	Since 2007	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	113 Funds 110 Portfolios	None
Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Corporation of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (health care) since 1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Trustee, The Committee for Economic Development (research organization) since 1990; Member of the Advisory Board to the International School of Business, Brandeis University since 2002.	113 Funds 110 Portfolios	The McClatchy Company (newspaper publishing)

34	ANNUAL REPORT	AUGUST 31, 2008

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)
James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007	Formerly Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	112 Funds 109 Portfolios	None
Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	112 Funds 109 Portfolios	BlackRock Kelso Capital Corp.
R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	Since 2007	Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.	113 Funds 110 Portfolios	ADP (data and infor-
mation services);
KKR Financial Corpo-
ration (finance);
Duke Realty (real
estate); Metropolitan
Life Insurance
Company (insur-
ance); Information
Services Group
(media/technology)
W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director and Member of the Audit Committee	Since 2007	Mizuho Financial Group Professor of Finance, Harvard Business School. Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.	112 Funds 109 Portfolios	None
Robert S. Salomon, Jr. 40 East 52nd Street New York, NY 10022 1936	Director and Member of the Audit Committee	Since 2001 (HYV) and 2003 (HYT)	Formerly Principal of STI Management LLC (investment adviser) from 1994 to 2005.	112 Funds 109 Portfolios	None
	1	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
	2	Following the combination of Merrill Lynch Investment Managers, L (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998; and Robert S. Salomon, Jr. since 1996.

ANNUAL REPORT	AUGUST 31, 2008	35

Officers and Directors (concluded)

Name, Address and Year of Birth		Position(s) Held with Fund	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Directors[1]
Richard S. Davis 40 East 52nd Street New York, NY 10022 1945		Director	Since 2007	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.	185 Funds 295 Portfolios	None
Henry Gabbay 40 East 52nd Street New York, NY 10022 1947		Director	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 294 Portfolios	None
	1	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Name, Address and Year of Birth		Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]
Donald C. Burke 40 East 52nd Street New York, NY 10022 1960		Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L (“MLIM”) and Fund Asset Management, L (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962		Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.
Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966		Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.
Jay M. Fife 40 East 52nd Street New York, NY 10022 1970		Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959		Chief Compliance Officer of the Fund	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
Howard Surloff 40 East 52nd Street New York, NY 10022 1965		Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
	1	Officers of the Fund serve at the pleasure of the Board of Directors.
Custodian	Transfer Agent
State Street Bank and	Computershare Trust
Trust Company	Company, N.A.
Boston, MA 02101	Providence, RI 02940

Accounting Agent	Independent Registered Public
State Street Bank and	Accounting Firm
Trust Company	Deloitte & Touche LLP
Princeton, NJ 08540	Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

36	ANNUAL REPORT	AUGUST 31, 2008

Additional Information
Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:
Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Funds will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Period to Date				Percentage of Fiscal Period to Date
	Cumulative Distributions by Character				Cumulative Distributions by Character
		Net				Net
	Net	Realized	Return	Total Per	Net	Realized	Return	Total Per
	Investment	Capital	of	Common	Investment	Capital	of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
BlackRock Corporate High Yield Fund V, Inc.	$1.200	$0.020	—	$1.220	98%	2%	0%	100%
BlackRock Corporate High Yield Fund VI, Inc.	$1.217	—	—	$1.217	100%	0%	0%	100%

ANNUAL REPORT	AUGUST 31, 2008	37

Additional Information (concluded)
General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statements of Additional Information of the Funds have not been updated after completion of the Funds’ offering and the information contained in the Funds’ Statements of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	ANNUAL REPORT	AUGUST 31, 2008

This report is transmitted to shareholders only. It is not a prospectus. The Funds have leveraged their Common Shares, which creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

BlackRock Corporate High Yield Fund V, Inc.
BlackRock Corporate High Yield Fund VI, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#COYVVI-8/08

Item 2 –
Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions.  During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –
Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Joe Grills (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr.

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.  Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978.  Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.  Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987.  Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results.  Ms. Robards has over 30 years of experience analyzing financial statements.  She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Corporate High Yield Fund V, Inc.	$37,300	$38,500	$8,000	$0	$6,100	$6,100	$1,049	$1,042
1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services.  Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee.  The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant.  Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”).  The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period.  Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees.  For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services).  The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.  At this meeting, an analysis of such services is presented to the Committee for ratification.  The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)  None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Corporate High Yield Fund V, Inc.	$302,649	$291,642

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any non-affiliated sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 –
Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

James H. Bodurtha (term ended effective November 1, 2007)
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Kenneth A. Froot (term ended effective November 1, 2007)
Joe Grills (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Herbert I. London (term ended effective November 1, 2007)
Roberta Cooper Ramo (term ended effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr.

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –
Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment advisor (“Investment Advisor”) pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the Investment Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2008.

(a)(1) BlackRock Corporate High Yield Fund V, Inc. is managed by a team of investment professionals comprised of Jeffrey Gary, CPA, Managing Director at BlackRock, Kevin J. Booth, CFA, Managing Director and co-head of the high yield team at BlackRock, and James E. Keenan, CFA, Managing Director and co-head of the high yield team at BlackRock. Each is a member of BlackRock’s fixed income portfolio management group. Messrs. Booth and Keenan are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Gary and Keenan have been members of the Fund’s portfolio management team since 2006 and Mr. Booth has been a member of the Fund’s portfolio management team since 2007.

Jeffrey Gary is a senior member of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are business development, client service, and product development.  Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Kevin Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group, he also co-heads BlackRock's leveraged finance business. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers (“MLIM”) in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM’s bank loan group from 2000 to 2006.

James Keenan is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group and co-head of BlackRock's leveraged finance business. His primary responsibilities are managing portfolios and directing investment strategy. Mr. Keenan has been with BlackRock since 2004. Prior to joining BlackRock, he was a senior high yield trader at Columbia Management Group. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

(a)(2) As of August 31, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Gary	14	8	15	0	4	6
	$5.89 Billion	$2.7 Billion	$5.94 Billion	$0	$1.7 Billion	$800.7 Million
Kevin Booth	24	10	10	0	4	3
	$8.67 Billion	$4.87 Billion	$1.97 Billion	$0	$2.98 Billion	$400 Million
James Keenan	18	9	59	0	4	20
	$6.85 Billion	$4.93 Billion	$8.9 Billion	$0	$3.56 Billion	$4.29 Billion

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund.  In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this regard, it should be noted that Messrs. Gary, Booth and Keenan currently manage certain accounts that are subject to performance fees.  In addition, Mr. Keenan assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of August 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Jeffrey Gary	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Kevin Booth	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
James Keenan	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.  Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.  Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of August 31, 2008, none of Messrs. Gary, Booth or Keenan beneficially owned any stock issued by the Fund.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –
Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –
The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund V, Inc.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of BlackRock Corporate High Yield Fund V, Inc.

Date: October 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of BlackRock Corporate High Yield Fund V, Inc.

Date: October 20, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Corporate High Yield Fund V, Inc.

Date: October 20, 2008